Exhibit 10.1
New Mountain Finance Corporation
AMENDMENT NO. 3 TO
EQUITY DISTRIBUTION AGREEMENT
June 27, 2024
B. Riley Securities, Inc.
299 Park Avenue, 21st Floor
New York, New York 10171
Raymond James & Associates, Inc.
880 Carillon Parkway
St. Petersburg, Florida 33716
Ladies and Gentlemen:
This Amendment No. 3, dated June 27, 2024 (the “Amendment”) to the Equity Distribution Agreement, dated November 3, 2021, (the “Equity Distribution Agreement”), is entered into by and among New Mountain Finance Corporation, a Delaware corporation (the “Company”), and B. Riley Securities, Inc. and Raymond James & Associates, Inc. (the “Managers”).
WHEREAS, the Company and the Managers desire to amend the Equity Distribution Agreement to increase the maximum amount of shares of the Company’s common stock that may be issued and sold through the Managers, acting as agents and/or principals, from an aggregate offering price of up to $250,000,000 to an aggregate offering price of up to $400,000,000; and
WHEREAS, the Company and the Managers desire to amend the Equity Distribution Agreement to update the reference to the term “Registration Statement” therein.
NOW THEREFORE, in consideration of the mutual promises contained in this Amendment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Amendment, intending to be legally bound, hereby amend the Equity Distribution Agreement and agree as follows:
The first paragraph of Section 1 of the Equity Distribution Agreement is replaced in its entirety with the following:
The Company proposes to issue and sell through or to one or more of the Managers, as sales agent and/or principal, in an aggregate offering price of up to $400,000,000 (the “Maximum Amount”), the Company’s common stock, par value $0.01 per share (the “Stock”), on the terms set forth in Section 4 of this Agreement. The shares of Stock to be sold through or to the Managers pursuant hereto or pursuant to a Terms Agreement (as defined below) are referred to herein as the “Shares.”

All references to the “Registration Statement” in the Equity Distribution Agreement refer to the registration statement on Form N-2 (No. 333-272060) prior to the date of this Amendment and the registration statement on Form N-2 (No. 333-280501) on and after the date hereof.
Section 5 of the Equity Distribution Agreement is amended to add the following subsection (aa):
(aa) If, at the time the Registration Statement can no longer be used by the Company in accordance with the rules and regulations of the Commission, this Agreement is still in effect or any Shares under this Agreement remain unsold, the Company will promptly file a new registration statement relating to the Shares on a proper form (including, if it is eligible to do so, an automatic shelf registration statement) in form and substance satisfactory to the Managers. The Company will take all other action necessary or appropriate to permit the offering and sale of the Shares to continue as contemplated in the expired
[Signature page to Amendment No. 3 to Equity Distribution Agreement]

Registration Statement. References herein to the “Registration Statement” shall include such new shelf registration statement or such new automatic shelf registration statement, as the case may be.
Except as set forth above, no other amendments to the Equity Distribution Agreement are intended by the parties hereto, are made, or shall be deemed to be made, pursuant to this Amendment, and all provisions of the Equity Distribution Agreement, including all Exhibits thereto, unaffected by this Amendment shall remain in full force and effect.
Each capitalized term used but not defined herein shall have the meaning ascribed to such term in the Equity Distribution Agreement.
This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.
[Signature Pages Follow]

If the foregoing is in accordance with your understanding of our agreement, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among the Company and the Managers.

Very truly yours,
NEW MOUNTAIN FINANCE CORPORATION

By:	/s/ Steven B. Klinsky
Name: Steven B. Klinsky
Title: Authorized Person

NEW MOUNTAIN FINANCE ADVISERS BDC, L.L.C.

By:	/s/ Steven B. Klinsky
Name: Steven B. Klinsky
Title: Authorized Person

NEW MOUNTAIN FINANCE ADMINISTRATION, L.L.C.

By:	/s/ Steven B. Klinsky
Name: Steven B. Klinsky
Title: Authorized Person
[Signature page to Amendment No. 3 to Equity Distribution Agreement]

CONFIRMED AND ACCEPTED, as of
the date first above written:

B. RILEY SECURITIES, INC.

By:	/s/ Patrice McNicoll
Name: Patrice McNicoll
Title: Co-Head of Investment Banking

RAYMOND JAMES & ASSOCIATES, INC.

By:	/s/ Larry Herman
Name: Larry Herman
Title: Managing Director
[Signature page to Amendment No. 3 to Equity Distribution Agreement]